UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

VYNE Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38356	45-3757789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 125, Stewartsville, NJ	08886
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 775-7936

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on December 17, 2025, VYNE Therapeutics Inc., a Delaware corporation (“VYNE” or the “Company”), entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”), by and among VYNE, Yellow Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of VYNE (“Merger Sub”), and Yarrow Bioscience, Inc., a Delaware corporation (“Yarrow”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, among other things, Merger Sub will merge with and into Yarrow, with Yarrow continuing as a wholly owned subsidiary of VYNE and the surviving corporation of the merger (the “Merger”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

In connection with the Merger, VYNE held a special meeting in lieu of the annual meeting of VYNE stockholders on July 16, 2026 (the “Special Meeting”), at which the Company’s stockholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed on Form S-4 with the Securities and Exchange Commission (the “SEC”), most recently amended on June 3, 2026 and declared effective on June 15, 2026 (as amended, the “Proxy Statement”) and first mailed to the Company’s stockholders on June 15, 2026. The final voting results regarding each proposal are set forth below. There were 33,385,055 shares of common stock of VYNE, par value $0.0001 per share (the “VYNE Common Stock”), outstanding and entitled to vote on June 5, 2026, the record date for the Special Meeting, and 25,949,357 shares of the VYNE Common Stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1: To approve the issuance of shares of VYNE Common Stock (including the shares of VYNE Common Stock issuable upon exercise of VYNE pre-funded warrants) to stockholders of Yarrow pursuant to the terms of the Merger Agreement, as more fully described in the Proxy Statement , which will (i) represent more than 20% of the shares of VYNE Common Stock outstanding immediately prior to the Merger under Nasdaq Listing Rule 5635(a) and (ii) result in a change of control under Nasdaq Listing Rule 5635(b).

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,915,017	137,159	7,840	9,889,341

Proposal No. 2: To approve an amendment to the amended and restated certificate of incorporation of VYNE (the “VYNE Charter”) to effect a reverse stock split of issued and outstanding VYNE Common Stock at a ratio determined by the VYNE board of directors and agreed to by Yarrow, of one new share of VYNE Common Stock for every 10 to 70 shares (or any number in between) of outstanding VYNE Common Stock, in the form attached as Annex C to the Proxy Statement.

Votes For	Votes Against	Abstentions
25,389,760	550,694	8,903

Proposal No. 3: To approve an amendment to the VYNE Charter to increase the number of shares of VYNE Common Stock that VYNE is authorized to issue from 150,000,000 to 300,000,000, in the form attached as Annex D to the Proxy Statement.

Votes For	Votes Against	Abstentions
23,921,348	2,013,526	14,483

Proposal No. 4: To approve the Yarrow Bioscience, Inc. 2026 Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,691,384	3,358,164	10,468	9,889,341

Proposal No. 5: To approve the Yarrow Bioscience, Inc. 2026 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,131,018	2,909,493	19,505	9,889,341

Proposal No. 6: To elect the Class II director, Sharon Barbari, to the VYNE board of directors to hold office until VYNE’s 2029 annual meeting of stockholders and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal; provided that if the Merger is consummated, the approval of Proposal No. 6 will only have an effect until the completion of the Merger because the composition of the VYNE board of directors will be reconstituted upon completion of the Merger, in accordance with the Merger Agreement.

Votes For	Votes Withheld	Broker Non-Votes
13,507,888	2,552,128	9,889,341

Proposal No. 7: To ratify the appointment of Baker Tilly US, LLP as VYNE’s independent registered public accounting firm for fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
25,838,022	87,181	24,154

Proposal No. 8:      To approve, on an advisory basis, certain compensation arrangements for VYNE’s named executive officers that are based on or otherwise relate to the Merger.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,690,875	247,872	121,269	9,889,341

Proposal No. 9: To approve, on an advisory basis, the compensation of VYNE’s named executive officers, as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,713,654	245,606	100,756	9,889,341

Proposal No. 10: To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 and 2.

At the Special Meeting, (i) Proposal Nos. 1, 2, 3, 4, 5, 7, 8 and 9 were approved by the affirmative vote of a majority of the votes properly cast for and against by the holders of VYNE Common Stock at the Special Meeting and (ii) the Class II director nominee under Proposal No. 6 was elected by the affirmative vote of a plurality of the votes properly cast by the holders of VYNE Common Stock entitled to vote at the Special Meeting. As there were sufficient votes to approve Proposal No. 1 and Proposal No. 2 at the time of the Special Meeting, Proposal No. 10 was not presented to stockholders.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K IS TRUTHFUL OR COMPLETE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: July 17, 2026	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel